Capital management (Tables)	12 Months Ended
Mar. 31, 2018
Capital management
Summary of debt ratio information

	March 31,
	2017	2018
Interest bearing loans and borrowings (Note 32)	44,877	851,829
Less: cash and cash equivalents (Note 28)	(1,532,629)	(2,465,073)
Net debt	(1,487,752)	(1,613,244)
Share warrants (Note 36)	1,337,418	1,914,604
Equity	3,137,487	(224,918)
Total Equity	4,474,905	1,689,687
Gearing ratio (Net debt / total equity + net debt)	(49.81)%	(2,110.39)%